UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant □

Check the appropriate box:

□ Preliminary Proxy Statement
□ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
□ Definitive Additional Materials
□ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required
□ Fee paid previously with preliminary materials.

□ Fee computed on table in exhibit required by Item 25(g) per Exchange Act Rules 14(a)-6(i)(1) and 0-11

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held virtually using the instructions below on June 14, 2023 at 9:00 a.m. Mountain Daylight Time (the “Annual Meeting”) for the following purposes:

1.To elect five directors to the Company’s board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2. To approve and ratify the Profire Energy, Inc. 2023 Equity Incentive Plan;

3.To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

4.To transact any other business as may properly come before the meeting or at any adjournment thereof.

The Annual Meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by visiting www.colonialstock.com/pfie2023. To access the virtual Annual Meeting, you will need to click on the Virtual Meeting Instructions under the proxy materials to register for the meeting and enter the control number found on your proxy card. We encourage you to access the meeting before the start time of 9:00 a.m., Mountain Daylight Time, on June 14, 2023.

These business items are described more fully in the proxy statement accompanying this notice. Only stockholders who owned our common stock at the close of business on April 17, 2023, can vote at this meeting or any adjournments that may take place. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

On or about May 5, 2023, we plan to mail to our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2022 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We believe this process minimizes the costs of printing and distributing our proxy materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOU VOTE VIA THE INTERNET
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OR BY RETURNING YOUR PROXY CARD PROMPTLY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING REMOTELY.

By order of the board of directors,

April 27, 2023

/s/ Ryan W. Oviatt            /s/ Cameron M. Tidball
Ryan W. Oviatt                  Cameron M. Tidball
Co-Chief Executive Officer         Co-Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2023:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy card are available via the Internet at:
www.colonialstock.com/pfie2023

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement (the “Proxy Statement”) is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (sometimes referred to as the “Board” or “Board of Directors”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held virtually at 9:00 a.m. Mountain Daylight Time on June 14, 2023, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.To elect five directors to the Company’s Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.To approve and ratify the Profire Energy, Inc. 2023 Equity Incentive Plan;
3.To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and
4.To transact any other business as may properly come before the meeting or at any adjournment thereof.
Our Board has fixed the close of business on April 17, 2023, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are pleased to make these proxy materials available over the Internet, which we believe benefits our stockholders and reduces the expense of our Annual Meeting. A notice of the Internet availability of the meeting materials (“Notice”) will be mailed to stockholders on or about May 5, 2023. You will not receive a printed copy of the meeting materials. Instead, the Notice will instruct you as to how you may access and review all the information contained in the meeting materials. Should you request a printed copy of meeting materials, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to the Company’s Secretary by mail at the address listed above, by toll-free phone at 1-877-285-8605, or by email at annualmeeting@colonialstock.com.

The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are also available on the Company’s website at www.profireenergy.com. The Company’s website address
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provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR Proposals 1, 2, and 3 presented in this Proxy Statement.

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PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 17, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments. On the Record Date, there were 52,390,316 issued and 47,352,186 outstanding shares of common stock entitled to vote at the Annual Meeting. The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually on June 14, 2023, at 9:00 a.m. Mountain Daylight Time. The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.colonialstock.com/pfie2023. To access the virtual Annual Meeting, you will need to click on the Virtual Meeting Instructions under the proxy materials to register for the meeting. We encourage you to access the meeting before the start time of 9:00 a.m. Mountain Daylight Time on June 14, 2023.

How do I vote my shares at the virtual meeting?

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via internet or telephone as indicated on the proxy card. If you hold shares of our common stock as the stockholder of record, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our common stock in “street name,” then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Stockholders of record can follow the instructions at www.colonialstock.com/pfie2023 in order to vote their shares during the Annual Meeting. You will need the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. Even if you plan to attend the virtual Annual Meeting, you should submit a proxy card or voting instruction for your shares in advance so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

If you received printed proxy materials, you also have the option of submitting your proxy card by mail or attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder of record and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the election of the nominated directors in Proposal 1;

“FOR” the Profire Energy Inc. 2023 Equity Incentive Plan in Proposal 2; and

“FOR” the ratification of the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2023 in Proposal 3.

If your shares are held in the name of a bank, broker or other nominee, your shares are held in “street name.” If you are a “street name” stockholder and you do not return instructions on how to vote to your bank, broker, or other nominee, your shares will not be voted on Proposal 1 or Proposal 2 but may be voted on Proposal 3. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

Why is the Annual Meeting a virtual, online meeting?

A virtual Annual Meeting allows us to conduct the Annual Meeting as scheduled and conduct the business before the meeting, with the possibility for full stockholder participation. We anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage broader stockholder participation by those who would be unable to attend in person, and improve our ability to communicate more effectively with our stockholders during the meeting.

Why did I receive a notice of Internet Availability of Proxy Materials instead of a full set of the proxy materials?

SEC rules allow companies to furnish their proxy materials via the Internet. At the request of our stockholders we sent a notice of Internet Availability of proxy materials for the Annual Meeting, however, those stockholders that requested a physical copy of the proxy materials were sent a full set of materials. Both virtual and physical forms of proxy materials were sent to stockholders in a timely matter. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet Availability of proxy materials.

Can I vote by completing and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:
•Submitting another timely, later dated proxy;
•Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from your bank, broker or nominee, which is the holder of record, to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business, a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Annual Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote, as further discussed below.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting but have submitted your proxy by following the instructions on the Notice, you have authorized the members of the Company’s management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the Record Date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. Directors in an Uncontested Election (as defined below) shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than Uncontested Elections, the nominees for election as a director shall be elected by a plurality of the votes cast, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

An “Uncontested Election” means any meeting of stockholders at which directors are to be elected and the number of nominees does not exceed the number of directors to be elected and with respect to which (i) no stockholder has submitted notice to nominate a candidate for election at such meeting in accordance with Paragraph 1.16 of the Company’s Bylaws, or (ii) such a notice has been submitted, and on or before the fifth business day prior to the date the Company files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (the “SEC”) (regardless of whether thereafter revised or supplemented), the notice has been (1) withdrawn in writing to the Secretary of the Company, (2) determined not to be valid notice of nominations, with such determination to be made by the Board of Directors (or a committee thereof), or if challenged in court, by a final court order, or (3) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Proposal 2: Profire Energy, Inc. 2023 Equity Incentive Plan. The proposal to approve and ratify the Profire Energy, Inc. 2023 Equity Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.
    Proposal 3: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023, will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Abstentions and Broker Non-Votes

Stockholders may abstain from voting on any of the proposals. Abstentions are not counted as votes cast for a proposal. Additionally, abstentions will not be counted as votes for or against Proposals 1, 2, or 3.

A broker non-vote occurs when a broker submits a proxy vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in “street name,” brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include matters such as the ratification of auditors. Most other matters are considered non-routine matters, including the election of directors and the approval and ratification of the Profire Energy, Inc. 2023 Equity Incentive Plan. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposals 1, 2, and 3, broker non-votes will not be counted for purposes of determining whether such proposals have been approved and will not have the effect of negative votes.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine. Proposal 3 is the only routine matter being submitted to stockholders for approval at the Annual Meeting.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present and does not have any reason to believe that others will present any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies. Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2024 annual meeting of stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 29, 2023 which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not later than the close of business on the 60th calendar day nor more than the close of business on the 90th calendar day prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received between the close of business on March 16, 2024 and the close of business on April 15, 2024. If, however, the date of the 2024 annual meeting is advanced or delayed by more than 30 days from June 14, 2024, we must receive notice not later than the close of business on the 10th day following public notice of the meeting date.

In addition to satisfying the requirements of our Bylaws, including the earlier notice deadlines set forth above and therein, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice to us that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 15, 2024.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS

Our Annual Report on Form 10-K for the year ended December 31, 2022, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN: Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 27, 2023

/s/ Ryan W. Oviatt            /s/ Cameron M. Tidball
Ryan W. Oviatt                  Cameron M. Tidball
Co-Chief Executive Officer         Co-Chief Executive Officer

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Board of Directors currently has five members. The size of the Board will remain at five members following the Annual Meeting. Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.

The Nominating and Governance Committee (the “Nominating Committee”) is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The Nominating Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the Nominating Committee considers, among other things:

•Education, background, skills, and experience that provide knowledge of business, financial, governmental, or legal matters relevant to our business or to our status as a public company;

•A high level of personal and professional ethics, integrity, and values;

•A reputation for exercising good business judgment;

•Commitment to representing the long-term interests of our stockholders;

•The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial, and responsive to our needs; and

•Sufficient available time to fulfill the responsibilities of a member of the Board.

The Nominating Committee also considers whether individuals satisfy the independence criteria set forth in the NASDAQ listing standards, as well as any special criteria applicable to service on various standing committees of the Board. Our Board and the Nominating Committee believe it is desirable that Board members represent diversity of viewpoints, background, experience, and demographics, as well as diversity of gender, race, and national origin.

The Nominating Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board's ability to oversee and guide the business and affairs of the organization. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote enough time and attention to the affairs of the organization. When the Nominating Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board (1) considers candidates that the Nominating Committee recommends; (2) considers the optimum size of the Board; (3) determines how to address any vacancies on the Board; and (4) determines the composition of all Board committees.

Board Diversity

Board Diversity Matrix (As of April 27, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Upon the recommendation of our Nominating Committee, the Board has identified and nominated five individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, or until their successors are duly elected and qualified. Brenton W. Hatch, Colleen Larkin Bell, Ryan W. Oviatt, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating Committee to stand for election as directors. Messrs. Hatch, Oviatt, Shaw and Spoehel and Ms. Bell currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above. Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve. However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director. The information represented in the table below is accurate as of the year ended December 31, 2022.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	72	Chairman and Director	November 2008	October 2008
Ryan W. Oviatt	49	Co-Chief Executive Officer, Co-President, and Chief Financial Officer and Director	October 2018	September 2015
Colleen Larkin Bell	63	Director	August 2020	N/A
Daren J. Shaw	66	Director	August 2013	N/A
Ronald R. Spoehel	65	Director	October 2013	N/A

A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch. Mr. Hatch has served as Chairman of the Board since November 2008. Mr. Hatch formerly served as Chief Executive Officer of the Company and was responsible for overseeing the day-to-day operations of the Company from October 2008 to July 2020. On July 2, 2020, Mr. Hatch transitioned from his role as Chief Executive Officer and President of the Company to serve as Executive Chairman through June 30, 2021. At such time, Mr. Hatch transitioned to serve as a Special Advisor and Chairman through June 30, 2022. Mr. Hatch has served as Chairman of the Board since November 2008. Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc., in 2002. Prior to founding Profire Combustion, between 2001 and 2002, Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada. In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies. Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance. From 1989 to 2000, Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada. Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services. During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide. Mr. Hatch earned a bachelor’s degree in education from the University of Alberta in 1974. We considered Mr. Hatch’s experience as a founder and his 20 years of experience as an executive officer of the Company and its wholly owned subsidiary along with his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Ryan W. Oviatt. Mr. Oviatt is the Co-Chief Executive Officer, Co-President, Chief Financial Officer, and Treasurer of the Company, with responsibility over all finance, accounting, operations, human resources, information technology, health, safety, and environment, quality control, and compliance functions of the Company. Mr. Oviatt has served as Co-Chief Executive Officer and Co-President of the Company since July 2020, as Chief Financial Officer of the Company since September 2015 and has served as a Director since October 2018. Previously, Mr. Oviatt was a Senior Manager at Rio Tinto, a publicly traded international mining and metals company. During his time with Rio Tinto, he held significant responsibility for Sarbanes-Oxley compliance, financial reporting analysis, and other special projects from 2005 through 2015. He also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Mr. Oviatt served on technical committees relating to international tax, finance, and development of a significant international Rio Tinto mining operation. He also helped mentor and develop personnel and management. Prior to Rio Tinto, Mr. Oviatt was an Audit Manager at Ernst & Young, LLP from 2000 through 2005, where he audited both public and private clients, including oil and gas companies. Mr. Oviatt received his bachelor’s degree in accounting from Westminster College, and master’s degree in accountancy from Brigham Young University. He is a certified public accountant in Utah. We considered Mr. Oviatt’s extensive management experience at Profire as well as his experience and leadership in other senior financial roles at and related to public companies in determining that he should serve as an officer and director of the Company.

Colleen Larkin Bell. Ms. Bell served as the president of MountainWest Pipeline Company, an interstate natural gas pipeline company that provides transportation and underground storage services in Utah, Wyoming, and Colorado until January 2023. Prior to this role she served as Vice President and General Manager of Dominion Energy Western Distribution, Gas Infrastructure Group. She was responsible for all company functions related to the delivery of natural gas to over 1,000,000 homes and businesses in the Utah, Wyoming and Idaho service territory. She carries an extensive background of over 30 years in both law and the natural gas and energy industries. Prior to the merger with Dominion Energy in 2016, she served as Vice President and General Counsel for Questar Corporation, holding primary responsibility over Questar Corporation’s legal and insurance departments. She reported directly to the company’s chief executive officer and was the chief legal advisor to Questar’s board of directors. Ms. Bell has received a myriad of prestigious awards and accolades over the course of her tenure and is active in a number of charitable and other organizations, including serving on the Utah Energy Infrastructure Authority Board of Directors, the board of YMCA, and Gorgoza Mutual Water Company board. She received her bachelor’s degree in English, with a minor in political science from the University of Utah and her law degree from the S.J. Quinney College of Law, University of Utah. We considered Ms. Bell’s extensive management experience, awarded legal expertise, and years of active management in the oil and gas industry in determining that she should serve as a director of the Company.

Daren J. Shaw. Mr. Shaw has served for more than 30 years in leadership capacities with several financial services firms. Mr. Shaw retired as Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm in early 2019. During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions. Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director. Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing, assisted living, and rehabilitative care services with approximately 290 facilities located in 13 states. He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s compensation and nominating/governance committees. We considered Mr. Shaw’s extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel. Mr. Spoehel served as the Presidentially appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration (NASA) from 2007 to 2009. He has over 40 years of board, executive management, investment banking, and private investment experience, from Fortune 500 to technology startups. Mr. Spoehel presently serves as Managing Partner of Windrock Capital LLC. He also serves on other U.S. and international private company and advisory boards and has held various board, financial and general management positions with globally operating public and private companies in the U.S., Canada, Latin America, and Europe. Previously, he was a partner in various investment companies and served ten years in investment banking at Bank of America and Lehman Brothers, primarily focused on energy and technology sectors. Mr. Spoehel is a member of the Economic Club of Washington, D.C. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and Master in Business Administration from the Wharton School, and his Master of Science degree in engineering from the Moore School of Electrical Engineering. We considered Mr. Spoehel's extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Audit Committee’s approval of transactions with related persons.

During the year ended December 31, 2022, the Company did not engage in any related party transactions, and there are currently no proposed related party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the SEC reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its directors, executive officers and any other person subject to Section 16 of the Exchange Act were complied with for the year ended December 31, 2022, except that the Company inadvertently omitted filings for (1) 600 shares and 1,200 shares that were withheld for the payment of taxes on March 6, 2022 and March 14, 2022, respectively, when the related previously reported awards vested for Patrick Fisher, and these forfeitures of shares were reported on a Form 4 filed on April 8, 2022; (2) an award of restricted stock units granted to Daren Shaw on June 15, 2022, which was reported on a Form 4 filed on June 22, 2022; (3) 6,667, 7,423, 2,667, 10,667, 1,600 and 1,700 shares that were withheld for the payment of taxes on May 1, 2018, June 5, 2018, June 16, 2018, June 16, 2018, March 6, 2019 and March 6, 2022, respectively, when the related previously reported awards vested for Cameron Tidball, and these forfeitures of shares were reported on a Form 4 filed on April 8, 2022; (4) an award of options granted to Cameron Tidball on May 25, 2016 and the related exercise on June 5, 2018, which were reported on a Form 4 filed on April 8, 2022; and (5) a gift of 10,000 by Cameron Tidball on June 11, 2018, which was reported on a Form 4 filed on April 8, 2022.

Director Independence

The Board has determined that of the current directors or nominees, Ms. Bell, Mr. Shaw and Mr. Spoehel qualify as independent directors as that term is defined in the listing standards of the NASDAQ Stock Market. Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. As Mr. Oviatt is employed by the Company, and Mr. Hatch was employed by the Company through June 30, 2022, the Board has determined that neither of them is currently independent.

Board Committees

Audit Committee. The Audit Committee of the Board is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; and the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.

The Audit Committee is chaired by Daren J. Shaw and consists of Ms. Bell, Mr. Shaw, and Mr. Spoehel, all of whom qualify as independent directors. The Board believes that Mr. Shaw qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. The Audit Committee held four meetings during the fiscal year ended December 31, 2022.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board is responsible for identifying and recommending director candidates for nomination by the Board. The Nominating Committee is chaired by Colleen Larkin Bell and consists of Ms. Bell, Mr. Shaw, and Mr. Spoehel, all of whom qualify as independent directors. In general, when the Board determines that expansion of the Board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and other means to determine qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this Proxy Statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled “Stockholder Proposals and Director Nominees for Next Annual Meeting” for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third-party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the Nominating Committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended December 31, 2022, the Nominating Committee held one meeting.

Compensation Committee. The Compensation Committee of the Board reviews and advises the Board on executive compensation. The Compensation Committee is chaired by Ronald R. Spoehel and consists of Ms. Bell, Mr. Shaw and Mr. Spoehel, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Co-Chief Executive Officers, recommends to the full Board for approval compensation amounts for the Co-Chief Executive Officers and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Co-Chief Executive Officers and other executive officers.

In November 2022, the Compensation Committee engaged a third-party consultant, Compensation Advisory Partners, to support the Compensation Committee in its efforts to review and advise upon executive compensation. Compensation Advisory Partners was engaged to assist the Compensation Committee in the following two main areas:

–Provide a collaborative review and approval of a compensation peer group and establish a group of companies that will be used to report market compensation levels and practices for executive compensation;
–Review and advise on executive compensation, including base salary, bonus targets/opportunity, actual bonus payouts, long-term incentive award values, and total direct compensation;
Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation

Committee, which is available on our website at www.profireenergy.com. The Compensation Committee held three meetings during the fiscal year ended December 31, 2022.

Board Leadership Structure and Role in Risk Oversight

    Brenton Hatch currently serves as Chairman of our Board and we do not have an independent lead director. Mr. Hatch served as our Executive Chairman until June 30, 2021 and then served as a Special Advisor to the Company’s executive officers until June 30, 2022. Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time is to have Mr. Hatch continue to serve as Chairman. The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholder and that our current structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the Board.

Board-level risk oversight is performed by our full Board. Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2023 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2022, and (ii) management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2022. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Daren J. Shaw
Colleen Larkin Bell
Ronald R. Spoehel

Board Meetings and Attendance at Annual Meetings

    The Board held six meetings during our fiscal year ended December 31, 2022. In 2022, each director attended all of the meetings of the Board held during the period and the total number of meetings held by all committees of the Board on which they served.

    Although it is not mandatory for directors to attend annual meetings of stockholders, each director is encouraged to attend meetings of stockholders. The Company held its last annual meeting of stockholders on June 15, 2022, and five out of the five directors then serving were in attendance.

Communications with Directors

    Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042. The Chairman of the Board will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the Board or that he otherwise determines requires their attention.

Employee, Officer and Director Hedging

The Company has adopted a policy regarding insider trading both to satisfy the Company’s obligation to prevent insider trading and to help Company personnel avoid the severe consequences associated with violations of insider trading laws. The Company considers it improper and inappropriate for any director, officer, or other employee of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers and other employees may not engage in short sales, publicly traded options, margins accounts and pledges, and hedging transactions. An exception to the prohibition of pledges exists where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

Compensation of Directors and Executive Officers

The following table sets forth information regarding our “named executive officers” or “NEOs” for 2022. Please refer to the section above entitled “Board Nominees for Election of Directors” for Mr. Oviatt’s biographical information.

Name	Age	Positions Held	Director Since	Named Executive Officer Since

Ryan W. Oviatt	49	Co-CEO, Co-President, CFO	October 2018	September 2015
Cameron M. Tidball	46	Co-CEO, Co-President	N/A	March 2018
Patrick D. Fisher	45	VP of Product Development	N/A	April 2019

Cameron M. Tidball. Mr. Tidball commenced serving as the Company’s Co-Chief Executive Officer and Co-President of the Company in July 2020. Mr. Tidball is responsible for the strategic direction and day-to-day operations of the Company’s sales and marketing efforts, service delivery, development of products and technologies, and business development initiatives related to market expansion. Mr. Tidball previously served as the Company’s Chief Business Development Officer from March 2018 to July 2020 and was responsible for all sales and marketing initiatives, business and product development, and service delivery. Mr. Tidball joined the Company in 2010 as a Regional Sales Manager and in 2012 he became the Vice President of Sales and Marketing. Prior to joining the Company, Cameron worked for Direct Energy from 2008 through 2010, where he held a Senior Management position managing customer care operations for the provinces of Alberta and British Columbia. Before his time at Direct Energy, he was employed from 2003 through 2008 at TELUS, a Canadian telecommunications company, where he managed customer experience strategies and initiatives for a network of global call centers. Mr. Tidball earned a Bachelor of Commerce degree in Marketing & Management Science from the University of Alberta. He also received a technical diploma in Engineering Design from the Northern Alberta Institute of Technology.

Patrick Fisher. Mr. Fisher commenced serving as the Company’s Vice President of Product Development in April of 2019 and is responsible for overseeing the Company’s product development direction and focus. Mr. Fisher joined the Company in 2009 and began working on product research and development. He oversees all aspects of new product development and existing product maintenance, from determining the customer’s needs, through development and production ramp-up to launching the product into the market and long-term support. Mr. Fisher started at the Company as the sole member of the R&D team and worked with one external contractor to develop the PF2100 BMS, our flagship product for the past decade. Mr. Fisher developed the R&D team from the ground up. He has continued to lead the Company’s R&D efforts building out all subsequent iterations of the BMS product line. Prior to working at the Company, Mr. Fisher worked as a product developer at Eleven Engineering. He gained experience in electronics hardware development and learned much about engineering culture and collaboration during his time there. He was involved in various aspects of the development cycle, including working internationally in China ramping up production. Mr. Fisher is a Professional Engineer who studied Engineering at Red Deer College and completed his education at NAIT in Electronics Engineering Technology.

Executive Compensation Highlights: Principles and Objectives

Our executive compensation program is designed to:

•Link pay to performance;

•Attract and retain talented executive officers and key employees;

•Emphasize performance-based compensation to motivate executives and key employees;

•Reward individual performance; and

•Encourage long-term commitment to the Company and align the interests of executives with stockholders.

We meet these objectives through the appropriate mix of compensation, including:

•Annual base salary;

•Short-term incentives that include both cash bonuses and equity awards; and

•Long-term incentives, consisting of equity awards tied to performance and restricted stock units (“RSUs”).

The following table summarizes the total compensation paid to our NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Nonequity incentive plan compensation ($)(4)(5)	All Other Compensation ($)	Total ($)
Ryan Oviatt	2022	$328,846	$12,500	$372,933(2)	$ 174,933	$ -	$889,212
Co-CEO, Co-President, CFO	2021	$275,054	$198	$234,500(3)	$ 61,500	$ -	$571,252

Cameron Tidball	2022	$328,846	$12,500	$372,933(2)	$ 174,933	$ -	$889,212
Co-CEO, Co-President	2021	$275,054	$117	$234,500(3)	$ 61,500	$ -	$571,171

Patrick Fisher	2022	$141,619	$9,599	$79,536(2)	$ 43,929	$ -	$ 274,682
VP of Product Development	2021	$124,024	$120	$57,099(3)	$ 16,682	$ -	$197,925

1.In December 2021 Messrs. Oviatt, Tidball and Fisher received a Christmas bonus, which was awarded to all employees of $150, after tax, in their local currency. In December 2022 Messrs. Oviatt, Tidball, and Fisher received a Christmas bonus in the amount of $500 before taxes in their local currency. In September 2022 the Company provided a special, one-time bonus to each employee, in connection with the Company's receipt of a tax credit related to the Employee Retention Credit in the United States. Each employee received a bonus based on seniority and each of Messrs. Oviatt and Tidball received a $12,000 US bonus and Mr. Fisher received a $12,000 CAD bonus.
2.In accordance with the SEC executive compensation disclosure rules, the amounts shown in 2022 for stock awards represent the grant date fair value of such awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). The amounts included in the Stock Awards column for the awards granted during 2022 are calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. Assuming the highest level of performance is achieved for the 2022 awards, the maximum value of such awards at the grant date would be as follows: Mr. Oviatt—$396,000; Mr. Tidball—$396,000; Mr. Fisher—$84,564; See Note 11 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the relevant assumptions used in calculating the amounts reported for 2022.
3.In accordance with the SEC executive compensation disclosure rules, the amounts shown in 2021 for stock awards represent the grant date fair value of such awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”), The amounts included in the Stock Awards column for the awards granted during 2021 are calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. Assuming the highest level of performance is achieved for the 2021 awards, the maximum value of such awards at the grant date would be as follows: Mr. Oviatt—$300,000; Mr. Tidball—$300,000; Mr. Fisher—$76,827; See Note 11 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the relevant assumptions used in calculating the amounts reported for 2021.
4.In May 2021, the Company adopted an executive incentive plan for Messrs. Hatch, Oviatt, Tidball and Fisher with respect to fiscal 2021 performance (the “2021 Executive Incentive Plan”), and pursuant to that plan the Board subsequently approved a bonus to Mr. Hatch of $164,000, a bonus to Mr. Oviatt of $123,000, a bonus to Mr. Tidball of $123,000, a bonus to Mr. Fisher of $41,820. Pursuant to the 2021 Executive Incentive Plan, the bonus payment was paid 50% in cash and 50% in stock. The stock portion of the bonus payment was paid by granting shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which were fully vested on the date of grant. The number of shares awarded was 66,289 to Mr. Hatch, 49,717 to Mr. Oviatt, 49,717 to Mr. Tidball, 16,903 to Mr. Fisher These bonuses were paid to the executives in March 2022.
5.In April 2022, the Company adopted an executive incentive plan for Messrs. Oviatt, Tidball and Fisher with respect to fiscal 2022 performance (the “2022 Executive Incentive Plan”), and pursuant to that plan the Board subsequently approved a bonus to Mr. Oviatt of $349,866, a bonus to Mr. Tidball of $349,866, a bonus to Mr. Fisher of $84,046. Pursuant to the 2022 Executive Incentive Plan, the bonus payment was paid 50% in cash and 50% in stock. The stock portion of the bonus payment was paid by granting shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which were fully vested on the date of grant. The number of shares awarded was 152,646 to Mr. Oviatt, 152,646 to Mr. Tidball, and 36,669 to Mr. Fisher. These bonuses were paid to the executives in March 2023.

6.Mr. Fisher’s salary is paid in CAD. The table above reflects the US Dollar equivalent of his salary on an annual average exchange rate of $0.7978 CAD to $1 USD for all 2021 compensation and an annual average exchange rate of $0.7679 CAD to $1 USD for all 2022 compensation.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer. Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic circumstances, local market, and labor conditions.

On July 2, 2020, the Board of Directors approved certain changes to the executive management team of the Company. Pursuant to these changes, Brenton W. Hatch transitioned from Chief Executive Officer and President of the Company to Executive Chairman through June 30, 2021. Ryan W. Oviatt was promoted to Co-Chief Executive Officer, Co-President, and Chief Financial Officer of the Company. Cameron M. Tidball was also promoted to Co-Chief Executive Officer and Co-President of the Company.

In connection with these appointments, on July 2, 2020, the Company entered into a Second Amended and Restated Employment Agreement with Ryan W. Oviatt (the “Oviatt Agreement”) and an Amended and Restated Employment Agreement with Cameron M. Tidball (the “Tidball Agreement” and, together with the Oviatt Agreement, the “Co-CEO Agreements”).

Mr. Fisher entered into an employment agreement dated April 30, 2019 which set an annual base salary of $155,000 CAD.

The Co-CEO Agreements provide that each Mr. Oviatt and Mr. Tidball were entitled to receive a salary based on an annualized base salary of $275,000 USD for the period of July 2, 2020 through December 31, 2020.

Due to the impact of the COVID-19 pandemic on the Company, the executive management team elected to temporarily reduce wages for all employees (the “Furlough”). As part of the Furlough management elected not to participate in any incentive and bonus plans in fiscal year 2020. The Furlough reduced the salary owed to the NEOs by 8% effective in August 2020 throughout the remainder of fiscal year 2020. The employment agreements with each of Messrs. Fisher, Oviatt, and Tidball we amended in April 2021 reflecting this reduction and providing that the furloughed wages concluded on July 1, 2021. From the period of July 1, 2021 through December 31, 2021, each of Messrs. Oviatt's and Tidball's annual salary was increased to $300,000 USD, and on January 1, 2022, each of Messrs. Oviatt's and Mr. Tidball’s annual salary rate was increased to $330,000 USD. On June 16, 2021 the Board approved raises to be effective July 1, 2021 for Mr. Fisher and pursuant to that action Mr. Fisher’s annual salary was increased to $170,000 CAD. In December 2021 the Board approved an additional raise for Mr. Fisher to increase his annual salary rate to $185,000 CAD to be effective January 1, 2022.

On March 6, 2023 the Board approved an annual raise for each of Messrs. Oviatt, Tidball, and Fisher of 3.5% to be effective retroactively on January 1, 2023. Each of Messrs. Oviatt and Tidball's annual salary rate was increase to $341,550 and March Fisher's annual salary rate was increased to $191,475 CAD.

The annual salaries of Messrs. Oviatt, Tidball, and Fisher are otherwise subject to review by the Compensation Committee annually.

Bonuses

The Board may make cash awards to our NEOs that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded. In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”

On May 28, 2021, the Board approved the 2021 Executive Incentive Plan for Messrs. Oviatt, Tidball, and Fisher, for the Company’s 2021 fiscal performance. Under that plan, each participating executive officer was assigned a target bonus amount for fiscal 2021. The target bonus amount for Mr. Oviatt was $150,000, the target bonus amount for Mr. Tidball was $150,000, and the target bonus amount for Mr. Fisher was $51,000 CAD. The performance goals in the 2021 plan were based on the Company’s total revenue, EBITDA, and a non-financial milestone relating to revenue source diversification. Each of these performance goals is weighted one-third in calculating bonus amounts.

The bonus amounts earned under the 2021 Executive Incentive Plan were paid 50% in cash and 50% in shares of restricted stock under the Profire Energy, inc. 2014 Equity Incentive Plan (the "2014 Equity Incentive Plan"). In no event could the total award exceed 200% of the target bonus amount for each participant, or exceed any limitations otherwise set forth in the plan. The actual bonus amounts were determined by the Compensation Committee upon the completion of fiscal year 2021 and paid by March 21, 2022, subject to all applicable tax withholding. The bonuses paid under the plan were $123,000 to Mr. Oviatt, $123,000 to Mr. Tidball, and $41,820 CAD to Mr. Fisher.

On April 6, 2022, the Board approved the 2022 Executive Incentive Plan for Messrs. Oviatt, Tidball, and Fisher for the Company’s 2022 fiscal performance. Under that plan, each participating executive officer was assigned a target bonus amount for fiscal 2022. The target bonus amount for Mr. Oviatt was $198,000, the target bonus amount for Mr. Tidball was $198,000, and the target bonus amount for Mr. Fisher was $64,750 CAD. The performance goals in the 2022 plan were based on the Company’s total revenue, EBITDA, and a non-financial milestone relating to revenue source diversification. Each of these performance goals is weighted one-third in calculating bonus amounts.

The bonus amounts earned under the 2022 Executive Incentive Plan were paid 50% in cash and 50% in shares of restricted stock under the 2014 Equity Incentive Plan. In no event could the total award exceed 200% of the target bonus amount for each participant, or exceed any limitations otherwise set forth in the plan. The actual bonus amounts were determined by the Compensation Committee upon the completion of fiscal year 2022 and paid by March 15, 2023, subject to all applicable tax withholding. The bonuses paid under the plan were $349,866 to Mr. Oviatt, $349,866 to Mr. Tidball, and $114,413 CAD to Mr. Fisher.

Equity Awards

Under the 2014 Equity Incentive Plan, the Compensation Committee and, together with the Board, may elect to grant equity awards to the Company’s NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, and incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant, including vesting, forfeiture, and dividend or voting rights, if any. In the event this type of equity award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Stock Awards.”

The 2021 LTIP consists of total awards of up to 204,543 RSUs (“Units”) to Mr. Oviatt, up to 204,543 Units to Mr. Tidball, and up to 47,973 Units to Mr. Fisher, pursuant to two separate restricted stock unit award agreements entered between the Company and each participant. One such agreement covers 33% of each award recipient’s Units that are subject to time-based vesting, and the other such agreement covers the remaining 67% of such award recipient’s Units that may vest based on performance metrics. Upon vesting, the award agreements entitle the award recipients to receive one share of the Company’s common stock for each vested Unit. The vesting period of the 2021 LTIP began on January 1, 2021 and terminates on December 31, 2023 (the “2021 LTIP Performance Vesting Date”).

The Units subject to time-based vesting, including 68,181 Units for Mr. Oviatt, 68,181 Units for Mr. Tidball, and 15,991 Units to Mr. Fisher, will vest in three equal and annual installments beginning December 31, 2021 and ending on December 31, 2023 if the award recipients’ employment continues with the Company through such dates.

The performance-vesting Units, including up to 136,362 Units for Mr. Oviatt, 136,362 Units for Mr. Tidball, and 31,982 Units to Mr. Fisher, may vest over a three-year performance period beginning January 1, 2021 (the “2021 LTIP Performance Period”) based upon the following Company performance metrics:

Performance Metric	Weight	Target	Above Target	Outstanding
Total Shareholder Return (based on the Company’s closing price of its common stock at the end of the 2021 Performance Period relative to its closing price as of the last trading day in 2020)	1/3	135.3%	194.1%	252.9%
Relative Total Shareholder Return (based on the Company’s ranked performance in closing stock price growth relative to a peer group of companies during the 2021 LTIP Performance Period)	1/3	Third Quartile	Second Quartile	First Quartile
EBITDA as a Percentage of Total Revenue	1/3	10%	15%	20%
One-third of such performance-vesting Units, consisting of 45,454 Units for Mr. Oviatt, 45,454 Units for Mr. Tidball, and 10,661 Units for Mr. Fisher, may vest for each of the three performance metrics identified in the table above. The number of Units that will vest for each performance metric on the 2021 LTIP Performance Vesting Date shall be determined as follows:
•If the “Target” level for such performance metric is not achieved, none of the Units related to such performance metric will vest;

•If the “Target” level (but no higher level) for such performance metric is achieved, 50% of the Units relating to such performance metric will vest;
•If the “Above Target” level (but no higher level) for such performance metric is achieved, 75% of the Units relating to such performance metric will vest; and
•If the outstanding level for such performance metric is achieved, 100% of the Units relating to such performance metric will vest.

The 2022 LTIP consists of total awards of up to 230,232 RSUs (“Units”) to Mr. Oviatt, up to 230,232 Units to Mr. Tidball, and up to 43,023 Units to Mr. Fisher, pursuant to two separate restricted stock unit award agreements entered between the Company and each participant. One such agreement covers 33% of each award recipient’s Units that are subject to time-based vesting, and the other such agreement covers the remaining 67% of such award recipient’s Units that may vest based on performance metrics. Upon vesting, the award agreements entitle the award recipients to receive one share of the Company’s common stock for each vested Unit. The vesting period of the 2022 LTIP began on January 1, 2022, and terminates on December 31, 2024 (the “2022 LTIP Performance Vesting Date”).

The Units subject to time-based vesting, including 76,744 Units for Mr. Oviatt, 76,744 Units for Mr. Tidball, and 14,341 Units to Mr. Fisher, will vest in three equal and annual installments beginning December 31, 2022 and ending on December 31, 2024 if the award recipients’ employment continues with the Company through such dates.

The performance-vesting Units, including up to 153,488 Units for Mr. Oviatt, 153,488 Units for Mr. Tidball, and 28,682 Units to Mr. Fisher, may vest over a three-year performance period beginning January 1, 2022 (the “2022 LTIP Performance Period”) based upon the following Company performance metrics:

Performance Metric	Weight	Target	Above Target	Outstanding
Total Shareholder Return (based on the Company’s closing price of its common stock at the end of the 2022 LTIP Performance Period relative to its closing price as of the last trading day in 2021)	1/3	88.7%	135.8%	183.0%
Relative Total Shareholder Return (based on the Company’s ranked performance in closing stock price growth relative to a peer group of companies during the 2022 LTIP Performance Period)	1/3	Third Quartile	Second Quartile	First Quartile
EBITDA as a Percentage of Total Revenue	1/3	10%	15%	20%

One-third of such performance-vesting Units, consisting of 51,163 Units for Mr. Oviatt, 51,163 Units for Mr. Tidball, and 9,561 Units for Mr. Fisher, may vest for each of the three performance metrics identified in the table above. The number of Units that will vest for each performance metric on the Performance Vesting Date shall be determined as follows:
•if the “Target” level for such performance metric is not achieved, none of the Units relating to such performance metric will vest;

•if the “Target” level (but no higher level) for such performance metric is achieved, 50% of the Units relating to such performance metric will vest;
•if the “Above Target” level (but no higher level) for such performance metric is achieved, 75% of the Units relating to such performance metric will vest; and
•if the “Outstanding” level for such performance metric is achieved, 100% of the Units relating to such performance metric will vest.

On February 18, 2021, the Board approved a restricted stock award to each of Messrs. Oviatt and Tidball awarding 18,852 shares of common stock to each.

On July 2, 2020 the Board approved and granted nonqualified stock option awards to each of Messrs. Oviatt and Tidball to purchase 100,000 shares of common stock. One-third of the options vest annually on the anniversary of the date of grant. The options expire on July 2, 2024.

On August 21, 2020, the Board approved and granted a nonqualified stock option award to Mr. Fisher to purchase 66,000 shares. One-third of the options vest annually on the anniversary of the date of grant. The options expire on August 21, 2024.

Employer Benefit Plans

The Company has a 401(k) plan for all U.S. Company employees, and a Registered Retirement Savings Plan for all Canadian Company employees, in which the executive officers may choose to participate. The plans provide a Company-paid match, which is capped at a maximum of 4% of the employee’s annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Employment Agreements

In addition to the salary described above, each of the employment agreements with Messrs. Oviatt, Tidball, and Fisher provides that the executive each will devote, on a full-time basis, his best ability, and talents to the business of the Company. The agreements prohibit each executive from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The agreements provide that the executives are entitled to:

•An annual bonus determined by the Compensation Committee in accordance with the terms and eligibility requirements of the Company’s then-current Executive Incentive Plan;

•Participate in the Company’s then current Long-Term Incentive Plan;

•Fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company;

•Participate in employee benefit plans;

•Paid time off in accordance with the Company’s policies; and

•Reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by the executive in connection with the performance of the executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures.

Termination and Change in Control

The employment agreements contain provisions for payment in the event of termination of employment. Under their employment agreements, Messrs. Oviatt, Tidball, and Fisher are entitled to the following payments in the event of termination of employment:

•Without Cause. The employee may be terminated without cause at any time, but with 90 days’ prior written notice. If terminated without cause, the Company shall pay each applicable NEO, as a severance allowance;
•For Mr. Fisher, his continued base salary for 8 months following termination and
•For Messrs. Tidball and Oviatt an amount equal to 1.5 times their then-applicable base salary payable over 12 months following their termination.
Additionally, Messrs. Oviatt, Tidball, and Fisher will be entitled to a payment equal to the product of: (i) the annual bonus, if any, that the employee would have earned for the calendar year in which the termination date occurs based on achievement of the applicable performance goals for such year; and (ii) a fraction, the numerator of which is the number of days the employee was employed by the Company during the year of termination and the denominator of which is the number of days in such year.

•For Cause. If terminated for cause the individual shall be entitled to receive any accrued but unpaid base salary and accrued but unused vacation which shall be paid on the Company’s next pay date immediately following the termination date and reimbursement for unreimbursed business expenses properly incurred by the employee, which shall be subject to and paid in accordance with the Company’s expense reimbursement policy.

•By Resignation With Good Reason. If the employee resigns with good reason, he shall be entitled to receive the same compensation as being terminated without cause.

•By Resignation without Good Reason. If the employee resigns without good reason, he shall be entitled to receive the same compensation as being terminated for cause.

•For Disability or Death. The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions. In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our NEOs that would provide for payments or other benefits in the event of a change in control of the Company or a change in the responsibilities of any NEO following a change in control of the Company.

Pay Versus Performance
    As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEOs as principal executive officers (or "PEOs") and to our other NEOs and certain metrics of financial performance of the Company. The following table shows the total compensation for our NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the “Compensation Actually Paid” (or “CAP”) to our CEOs as PEOs, and, on an average basis, our other NEOs, our total shareholder return and net income and, on a supplemental basis, our peer group total shareholder return and our total revenue. CAP figures do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year as significant portions of this compensation depends on the achievement of performance criteria in subsequent fiscal periods. For information regarding the decisions made by our Compensation Committee in regard to the NEOs’ compensation for each fiscal year, please see the "Compensation of Directors and Executive Officers" section of the proxy statement reporting pay for the fiscal years covered in the Pay Versus Performance table.

Year (1)	Summary compensation table total for PEO Ryan Oviatt(2)	Compensation actually paid to PEO Ryan Oviatt(3)	Summary compensation table total for PEO Cameron Tidball(2)	Compensation actually paid to PEO Cameron Tidball(3)	Average summary compensation total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Value of initial fixed $100 investment based on: Total shareholder return(4)	Net income
2021	$571,252	$495,811	$571,171	$498,364	$314,783	$364,496	$118.40	$(1,051,543)
2022	$889,212	$732,823	$889,212	$733,703	$274,682	$243,120	$114.60	$3,947,760

Supplemental Information
Year	Value of initial fixed $100 investment based on: Peer group total shareholder return(5)	Total revenue
2021	$98.90	$26,356,176
2022	$95.70	$45,936,643

1.Messrs. Oviatt and Tidball served as the Company’s Co-Chief Executive Officers for the entirety of 2021 and 2022. Our non-PEO NEOs included (a) for 2021, Messrs, Fisher, Hatch and Jay Fugal and (b) for 2022, Mr. Fisher.
2.Amounts reported in this column represent the total compensation reported in the Summary Compensation Table for the applicable year.
3.To calculate “Compensation Actually Paid” under SEC disclosure rules, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. Reconciliations of the adjustments for Messrs. Oviatt, Tidball, Fisher, Hatch and Fugal are set forth in the tables below. Based on the required methodology for calculating “Compensation Actually Paid” under SEC disclosure rules, “Compensation Actually Paid” fluctuates most significantly based on changes in the Company’s stock price during the vesting period of the award. Accordingly, the values shown as “Compensation Actually Paid” reflect the increase or decrease in the value of such equity awards based on our stock price performance and, for the years prior to vesting, do not reflect compensation realized or earned by the NEO. Accordingly, the “Compensation Actually Paid” reflected below includes values for equity awards that may not be earned due to failure to satisfy the vesting conditions or may be earned at levels that differ from the amounts reported below based on varying degrees of performance level achievements and based on the stock price as of the vesting date. The assumptions used to calculate the fair value for purposes of determining the “Compensation Actually Paid” are consistent with the methodology used for calculating the grant date fair value for financial reporting purposes.

	PEO - Ryan Oviatt		PEO - Cameron Tidball		NEOs Average
	2022	2021	2022	2021	2022	2021
Summary Compensation Table - Total Compensation	$889,212	$571,252	$889,212	$571,171	$274,682	$314,783
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(372,933)	$(234,500)	$(372,933)	$(234,500)	$(79,536)	$46,366
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	$135,581	$120,453	$135,581	$120,453	$25,336	$9,417
+/- Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	$(3,821)	$(6,536)	$(3,821)	$(4,876)	$(2,374)	$(695)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$88,765	$47,090	$88,765	$47,090	$26,027	$1,883
+/- Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(3,981)	$(1,948)	$(3,101)	$(974)	$(1,015)	$(157)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—	$(7,102)
=Compensation Actually Paid	$732,823	$495,811	$733,703	$498,364	$243,120	$364,496

4.Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020. Historic stock price performance is not necessarily indicative of future stock price performance.
5.Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020. The returns of each component company in the peer group were weighted according to the respective company's market capitalization at December 31, 2020. The TSR Peer Group for both 2021 and 2022 consist of the following:
a.TOMI Environmental Solutions, Inc. (TOMZ), MIND Technology, Inc. (MIND), ENGlobal Corporation (ENG), Fuel Tech, Inc.(FTEK), Questor Technology, Inc. (QST), Advanced Emissions Solutions, Inc. (ADES), Geospace Technologies Corporation (GEOS), Enservco Corp (ENSV), Dawson Geophysical Company (DWSN), Natural Gas Services Group, Inc. (NGS), Northern Technologies International Corp. (NTIC), Taylor Devices, Inc. (TAYD), Superior Drilling Products, Inc. (SDPI), and Air Industries Group (AIRI).

The TSR Peer Group component consists of the same peer group used for our executives' Long Term Incentive Plans, except that for the purposes of the executives' Long Term Incentive Plan awards, the calculations exclude the top and bottom performers from each period.

Relationship Between Pay and Performance

We believe the “Compensation Actually Paid” in each of the years reported above and over the multi-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual incentive program including TSR, relative TSR, Net Income, Total Revenue and EBITDA.

•Relationship Between “Compensation Actually Paid” to the PEO’s and Average Other NEOs and the Company’s Cumulative TSR and Net Income. “Compensation Actually Paid to all NEOs saw improvement from 2021 to 2022 as the Company was able to surpass goals set in the 2022 Executive Incentive Plan. These goals centered around total revenue, EBITDA, and a non-financial metric of revenue diversification. We believe the executive’s pay is tied to the Company’s financial performance and expect to see TSR to be positively impacted if the Company continues to improve financial results. Net Income grew from a net loss of $1,051,543 to Net Income of $3,947,760 representing a 475% improvement year-over-year.

Compensation Actually Paid vs Net Income
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
2021
2022
Actually Paid Ryan Oviatt
Actually Paid Comeron Tidball
Actually Paid Non PEO NEOs
Net Income

•Supplemental Performance Measures- Relationship between “Compensation Actually Paid” and Peer Group Total Shareholder Return and Total Revenue. From 2021 to 2022 the Company realized a 74% increase to total revenue. From the beginning of 2021 through 2022 the Company also outperformed the peer group TSR. These performance measures were critical in determining the increase in compensation to our PEOs and Non-PEO NEOs from 2021 to 2022.

PFIE TSR vs Peer Group TSR
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
Initial $100 Investment
2021
2022
PFIE TSR
Peer Group TSR

Compensation Acutally Paid vs Total Revenue
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
2021
2022
Actually Paid Ryan Oviatt
Actually Paid Comeron Tidball
Actually Paid Non PEO NEOs
Total Revenue

Outstanding Equity Awards at End of Fiscal Year 2022

Name	Option awards				Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (2)
(a)	(b)	(c)	(e)	(f)	(i)	(j)
Ryan W. Oviatt	66,667	33,333(1)	$0.8439	7/2/2024	363,740(3,4)	$385,564
Cameron M. Tidball	66,667	33,333(1)	$0.8439	7/2/2024	367,740(3,4,5)	$389,804
Patrick D. Fisher	44,000	22,000(7)	$0.785	8/21/2024	80,859(3,4,5,6)	$84,859

1.Vesting shall occur on the anniversary of the date of grant which was July 2, 2020, with one-third of the total shares vesting on the first three anniversaries of the date of grant.
2.Calculated based on the closing stock price reported on the NASDAQ Stock Market on December 31, 2021 at $1.06 per share.
3.Includes performance-based restricted stock units awarded in 2021 and 2022 that vest over a three-year performance period based on attainment of specific criteria set by the Compensation Committee as set forth in the executive’s applicable Long-Term Incentive Plans.
4.Includes RSUs that vest and become issuable as shares of common stock in three annual installments starting on December 31, 2021 pursuant the executive’s 2021 Long-Term Incentive Plan as discussed above. Also included are RSUs that vest and become issuable as shares of common stock in three annual installments starting on December 31, 2022 pursuant the executive’s 2022 Long-Term Incentive Plan as discussed above
5.Includes RSUs that vest in five annual installments starting on March 6, 2019, pursuant to a restricted stock award granted on March 6, 2018.
6.Includes RSUs that vest in four annual installments starting on March 14, 2020, pursuant to a restricted stock unit award granted on March 14, 2019.
7.Vesting shall occur on the anniversary of the date of grant which was August 21, 2020, with one-third of the total shares vesting on the first three anniversaries of the date of grant.

Director Compensation

Mr. Oviatt did not receive any compensation for serving on our Board during the 2020 fiscal year or the 2022 fiscal year. For details regarding the compensation received by Mr. Oviatt, please see Summary Compensation Table on page 26 of this Proxy Statement.

From January through June of 2022 each of our non-employee directors received monthly cash remuneration of $4,000 for their service. From July through December of 2022 each of our non-employee directors received monthly cash remuneration of $4,333. Each non-employee director is also granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vests at the one-year anniversary of the date of grant or at the Company’s next annual meeting of shareholders, whichever comes first). Under our 2014 Equity Incentive Plan, and, if approved pursuant to Proposal 2 our 2023 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock or restricted stock units based on determinations of which award would best align the interests of our stockholders and our non-employee directors.

The following table describes the components of the compensation for our independent directors and Mr. Hatch during our 2022 fiscal year:

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($)[1]	Option Awards ($)	Total

Brenton W. Hatch	2022	$298,725(2)	-0-	-0-	$298,725

Colleen Larkin Bell	2022	$49,998	$78,000	-0-	$127,998

Daren J. Shaw	2022	$49,998	$78,000	-0-	$127,998

Ronald R. Spoehel	2022	$49,998	$78,000	-0-	$127,998

1.On June 15, 2022, each non-employee director was awarded 59,541 RSU’s, 50% of which vested upon grant and 50% which vest on June 16, 2022. The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of awards of RSUs made to non-employee directors for the fiscal year ended December 31, 2022 but exclude an estimate for forfeitures. Additional information about the assumptions used in the calculation of these amounts is included in Note 11 to our audited financial statements for the fiscal year ended December 31, 2022 included in the Annual Report on Form 10-K.
2.Pursuant to his second amended and restated employment agreement Mr. Hatch served as a non-executive Special Advisor to the Company’s executives from July 1, 2021, through June 30, 2022, as well as Chairman of the Board During this term, Mr. Hatch received an annual salary of $400,000, which was apportioned as $150,000 for serving as chairman and $250,000 for advisory services. As of July 1, 2022, Mr. Hatch has served solely as Chairman of the Board with an annual salary of $160,000 to be paid monthly in 12 equal installments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of April 17, 2023, the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 47,352,186 outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Named Executive Officers and Directors:

Common	Brenton W. Hatch(1) 321 South 1250 West Lindon, UT 84042	9,124,279	19.3%

Common	Ryan W. Oviatt 321 South 1250 West, Lindon Utah 84042	381,166	*%

Common	Daren J. Shaw(2) 321 South 1250 West Lindon, UT 84042	515,999	1.1%

Common	Ronald R. Spoehel(2) 321 South 1250 West Lindon, UT 84042	483,163	1%

Common	Colleen Larkin Bell(2) 321 South 1250 West Lindon, UT 84042	215,632	*%

Common	Cameron M. Tidball 9671 283 Street Acheson, AB T7X 6J5	471,870	1%

Common	Patrick Fisher 9671 283 Street Acheson, AB T7X 6J5	139,750	*%

All executive officers and directors as a group (7 persons)		11,331,859	24%

Names of Beneficial Owners of 5% or More of Outstanding Stock:

Common	Askelladden Capital Management, LLC 129 Timberline Drive North Colleyville, TX 76034	2,990,569(3)	6.3%

1.Mr. Hatch is a director of the Company, and currently serves as Chairman of the Board. Mr. Hatch’s share number consists of 918,719 shares of common stock owned directly by Mr. Hatch; and 8,205,560 shares owned by the Hatch Family Holding Company, LLC, which is an affiliate of Mr. Hatch.
2.Messrs. Shaw and Spoehel and Ms. Bell currently serve as non-employee directors of the Company. Each of these directors received an award of 59,541 RSUs on June 15, 2022 and this number includes 29,770 RSUs vested at that time and 29,771 RSUs that will vest on June 15, 2023.
3.This amount is based solely on the second amendment to Schedule 13G filed with the SEC on February 10, 2023 by Askelladen Capital Management, LLC.

* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

Each Board nominee shall be elected if the number of votes cast for such nominee’s election exceeds the number of votes cast against the nominee’s election, with eligible votes being shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

PROPOSAL TWO
APPROVAL AND RATIFICATION OF THE 2023 EQUITY INCENTIVE PLAN

We are seeking stockholder approval to adopt our 2023 Equity Incentive Plan.

On April 25, 2023, the Board of Directors adopted, subject to stockholder approval, the Profire Energy, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). The purpose of the 2023 Equity Incentive Plan is to aid us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring our future success. The 2023 Equity Incentive Plan is also intended to incentivize such service providers to put forth maximum efforts and to compensate such persons through stock or cash-based arrangements. Recipients of awards under the 2023 Equity Incentive Plan may be provided with opportunities for ownership of our stock, thereby aligning the interests of participants with those of our stockholders.

We currently award stock-based compensation, including stock options and restricted stock under the 2014 Equity Incentive Plan. As of March 31, 2023, there were (i) 759,900 shares subject to outstanding stock options with a weighted average exercise price of $0.80 and a weighted average remaining term of 1.31 years under the 2014 Equity Incentive Plan, and (ii) 1,209,349 shares of restricted stock awards outstanding. As of March 31, 2023, there were 119,834 shares available for future grants under the 2014 Equity Incentive Plan. No further awards will be made pursuant to our 2014 Equity Incentive Plan following stockholder approval of the 2023 Equity Incentive Plan.

The Compensation Committee and the Board believe that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to her or his performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2023 Equity Incentive Plan will allow for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

A copy of the 2023 Equity Incentive Plan is attached as Appendix B to this proxy statement. The following summary of the material terms of the 2023 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2023 Equity Incentive Plan.

Administration

The Compensation Committee administers the 2023 Equity Incentive Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2023 Equity Incentive Plan. Subject to the provisions of the 2023 Equity Incentive Plan, the Compensation Committee or the Board may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee or the Board has authority to interpret the 2023 Equity Incentive Plan and establish rules and regulations for the administration of the 2023 Equity Incentive Plan.

The Compensation Committee may delegate its powers under the 2023 Equity Incentive Plan to one or more officers, except that such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act.

Under the 2023 Equity Incentive Plan, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the plan, and the Board currently anticipates administering the plan pursuant to this option for the foreseeable future, with the Committee advising the Board regarding the administration of the 2023 Equity Incentive Plan.

Eligibility
Any employee, consultant or director providing services to Profire Energy, Inc. or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee or the Board to participate, is eligible to receive an award under the 2023 Equity Incentive Plan. As of March 31, 2023, approximately 115 persons were eligible as a class to be selected by the Compensation Committee or the Board to receive awards under the 2023 Equity Incentive Plan.

Shares Available for Awards

The aggregate number of shares that may be issued under all stock-based awards made under the 2023 Equity Incentive Plan will be (i) the sum of 6,000,000, (ii) 119,834 (the remaining shares available for future awards under the 2014 Equity Incentive Plan as of April 25, 2023) and (ii) any shares subject to any outstanding award under the 2014 Equity Incentive Plan that, after April 25, 2023, are not purchased, are forfeited or are reacquired by the Company due to termination or cancellation of such award. In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2023 Equity Incentive Plan. If awards under the 2023 Equity Incentive Plan or, after April 25, 2023, awards under the 2014 Equity Incentive Plan, expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2023 Equity Incentive Plan. However, under the following circumstances, shares will not again be available for issuance under the 2023 Equity Incentive Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds. In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2023 Equity Incentive Plan.

Certain awards under the 2023 Equity Incentive Plan are subject to limitations. No person may be granted awards under the 2023 Equity Incentive Plan for more than 750,000 shares of our common stock in any calendar year. Non-employee directors may not be granted awards in any calendar year of more than 200,000 shares.

The Compensation Committee or the Board will adjust (i) the number of shares available under the 2023 Equity Incentive Plan, (ii) the number of shares subject to outstanding awards and (iii) the share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2023 Equity Incentive Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the amount of shares authorized under the 2023 Equity Incentive Plan for which stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the co-CEOs for the other named executive officer(s). Except as set forth below under “¾ Contingent Awards,” neither the Committee nor the Board has authorized specific grants of awards to be made under the 2023 Equity Incentive Plan, subject to stockholder approval. The Compensation Committee and the Board believe that the shares being requested should be sufficient for awards under the 2023 Equity Incentive Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, we actively administer our equity grant program to make use of our resources as effective as possible. Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2023 Equity Incentive Plan provides that the Compensation Committee or the Board may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee or the Board may determine to be necessary or desirable:

·	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);
·	stock appreciation rights;
·	restricted stock;
·	restricted stock units;
·	performance awards; and
·	dividend equivalents.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee or the Board. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee or the Board has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the 2023 Equity Incentive Plan.

Vesting. The Compensation Committee or the Board has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee or the Board has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee and the Board are not authorized under the 2023 Equity Incentive Plan to accept a promissory note as consideration. Unless the award agreement associated with an Option provides otherwise, if on the last day of the term of an Option, the fair market value of one share of common stock is greater than the option exercise price and the Option is exercisable but has not been exercised, the Option shall be deemed to have been exercised on such day with payment made by withholding shares of common stock otherwise issuable in connection with the exercise of the Option.

Expiration. Options and SARs will expire at such time as the Compensation Committee or the Board determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee or the Board for a specified time period determined by the Compensation Committee or the Board. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee or the Board, to receive shares of our common stock at some future date determined by the Compensation Committee or the Board. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee or the Board. The Compensation Committee or the Board will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee or the Board. Unless otherwise specified by the Compensation Committee or the Board, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee or the Board. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee or the Board, but neither the Compensation Committee nor the Board may (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The Compensation Committee or the Board may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards), other securities, other awards or other property under the 2023 Equity Incentive Plan (“performance awards”).

Duration, Termination and Amendment

The 2023 Equity Incentive Plan has a term of ten years expiring on April 25, 2023, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the 2023 Equity Incentive Plan. The Board shall require the approval of any amendment or modification of the 2023 Equity Incentive Plan that would: (i) be required under the listing requirements of The NASDAQ Stock Market or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2023 Equity Incentive Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the 2023 Equity Incentive Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2023 Equity Incentive Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

•termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or the Board determines that no amount is realizable under the award as of the time of the transaction;
•replacement of any award with other rights or property selected by the Compensation Committee or the Board;

•the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity;
•acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or
•require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the 2023 Equity Incentive Plan may be subject to forfeiture or other penalties pursuant to a clawback policy we intend to adopt or as may be amended from time to time, as determined by the Compensation Committee or the Board. In October 2022, the SEC adopted a final version of a new clawback rule. We intend to take action to comply with this rule consistent with the timing of its implementation.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected. The Compensation Committee or the Board may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of Profire Energy, Inc. other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation. Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee or the Board, no award or other right or interest of a participant under the 2023 Equity Incentive Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee or the Board (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee or the Board may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the 2023 Equity Incentive Plan based on current U.S. income taxation with respect to participants who are subject to U.S. income tax.

Non-qualified Options

The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

The exercise of a non-qualified option through the delivery of previously acquired shares will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares of stock determined at the time of exercise.

Incentive Stock Options

The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise or ending one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code.

The excess of the fair market value of the shares of stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares of stock acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after receiving the transfer of such shares of stock, then, upon disposition of such shares of stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

The exercise of an incentive stock option through the exchange of previously acquired shares of stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a non-qualified option; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive incentive stock option treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition, which is a disposition before the end of the applicable holding period, occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.
Stock Appreciation Rights

The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares of stock received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Full Value Awards

A participant who has been granted a full value award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of other objectives, assuming that the restrictions constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of the delivery of or vesting of shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by the Company.

Income Tax Deduction

Subject to the tax rules requiring that compensation be reasonable in order to be deductible, our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2023 Equity Incentive Plan.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Change In Control

Any acceleration of the vesting or payment of awards under the 2023 Equity Incentive Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and preclude deduction by a subsidiary.

Deferred Compensation

Awards granted pursuant to the 2023 Equity Incentive Plan are generally not intended to constitute "deferred compensation" subject to section 409A of the Code. If an award does constitute "deferred compensation," it is intended to comply with section 409A of the Code. A violation of section 409A of the Code may subject a participant to immediate taxation of an award plus a 20 percent excise tax and interest.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the 2023 Equity Incentive Plan. A participant may also be subject to state and local taxes, or taxes in other jurisdictions, in connection with the grant of awards under the 2023 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

New Plan Benefits
Except as set forth below under “Contingent Awards,” no awards have yet been granted under the 2023 Equity Incentive Plan, as it will only take effect upon stockholder approval at the 2023 Annual Meeting. Therefore, except as set forth under “Contingent Awards,” the number and types of awards that will be granted under the 2023 Equity Incentive Plan in the future are not determinable, as the Compensation Committee or the Board will make these determinations in their sole discretion.

Contingent Awards

NEW PLAN BENEFITS
Profire Energy, Inc. 2023 Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Units
2023 Executive Incentive Plan (“EIP”) Awards (1)
Ryan Oviatt, Co-CEO, Co-President, CFO................	$105,881	91,276(2)
Cameron Tidball, Co-CEO, Co-President..................	$105,881	91,276(2)
Patrick Fisher, VP of Product Development...............	$25,993	22,407(2)
2023 Long -Term Incentive Plan (“LTIP”) Awards(3)
Ryan Oviatt, Co-CEO, Co-President, CFO ................	$333,008 (2)	287,076

Cameron Tidball, Co-CEO, Co-President ..................	$333,008(2)	287,076
Patrick Fisher, VP of Product Development(4)...............	$59,007 (2)	50,868
Executive Group.....................................................	$962,795	829,995
1.The incentive compensation amount earned under the 2023 Executive Incentive Plan (“EIP”), if any, will be paid 50% in cash and 50% in shares of restricted stock under the 2023 Equity Incentive Plan. In no event shall the total award exceed 200% of the target incentive compensation amount for each participant, or exceed any limitations otherwise set forth in the 2023 Executive Incentive Plan. The dollar values shown in the table assume target incentive compensation awarded at 100% of target, but could be up to 200% of target based on achievement of the established metrics in the EIP, and reflect only the value of the shares of restricted stock that would be awarded under the 2023 Equity Incentive Plan.
2.Calculated using a stock price of $1.16 per share, the closing price of one share of the Company’s common stock on the grant date of the award.
3.The LTIP consists of awards pursuant to two separate restricted stock unit award agreements for each participant and the dollar values and share numbers presented here represent the maximum possible award to each participant. The One agreement will cover 33% of each award recipient’s units that are subject to time-based vesting, and the other such agreement will cover the remaining 67% of such award recipient’s units that may vest based on performance metrics. Upon vesting, the award agreements entitle the award recipients to receive one share of the Company’s common stock for each vested Unit. The vesting period of the 2023 LTIP began on January 1, 2023 and terminates on December 31, 2025.
4.Mr. Fisher’s salary is paid in CAD. The table above reflects the US Dollar equivalent of his salary on an exchange rate as of the date of the award, April 25, 2023, or $0.7338 CAD to $1 USD.

For additional information regarding the Contingent Awards, please see the Company’s Current Report on Form 8-K filed on April 27, 2023.

Securities Authorized for Issuance under Existing Equity Compensation Plans

The following table provides information as of December 31, 2022 about our common stock that may be issued upon exercise of options and other rights under all of our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)

Equity compensation plans approved by security holders	759,900	$0.80	119,834
Equity compensation plans not approved by security holders	0	n/a	0
Total	759,900	$0.80	119,834

Market Value

The closing price of our common stock on The NASDAQ Stock Market on April 25, 2023 was $1.16 per share.

Vote Required

The proposal to approve the 2023 Equity Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Our named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the 2023 Equity Incentive Plan, including the Contingent Awards listed above for our named executive officers.

The Board recommends that stockholders vote “FOR” the approval of the 2023 Equity Incentive Plan.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests. SGA conducted our most recent audit of our financial statements for the fiscal year ended December 31, 2022.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

Fee Category	Fiscal 2021	Fiscal 2022

Audit Fees	$77,450	$104,750
Audit-Related Fees	$—	$—
Tax Fees	$1,256	$—
All Other Fees	$—	$—
Total	$78,706	$104,750

Audit Fees. Audit fees were for professional services rendered in connection with the audit of our financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees were for professional services rendered to transfer tax files and information to a new tax consultant in 2021.

Audit Committee Pre-Approval Policies and Procedures. Audit and non-audit services to be performed by our independent registered public accounting firm are required to be pre-approved by our Audit Committee. In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

    The Audit Committee approves 100% of the auditor fees and has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote “FOR” ratification of the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2024 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 29, 2024, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not later than the close of business on the 60th calendar day nor earlier than the close of business on the 90th calendar days prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received between the close of business on March 16, 2024 and the close of business on April 15, 2024. If, however, the date of the 2024 annual meeting is advanced or delayed by more than 30 days from June 14, 2024, we must receive notice not later than the close of business on the 10th day following public notice of the meeting date.

In addition to satisfying the requirements of our Bylaws, including the earlier notice deadlines set forth above and therein, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than our nominees) must also provide notice to us that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 15, 2024.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS

Our Annual Report on Form 10-K for the year ended December 31, 2022, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 27, 2023

/s/ Ryan W. Oviatt            /s/ Cameron M. Tidball
Ryan W. Oviatt                 Cameron M. Tidball
    Co-Chief Executive Officer        Co-Chief Executive Officer

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 14, 2023

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2023:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy card are available via the Internet at:
www.colonialstock.com/pfie2023.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Todd N. Fugal, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on April 17, 2023, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated April 17, 2023, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3 and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 14, 2023

[Name and address of stockholder]
Mark this box with an X if you have made changes to your name or address details above.
The Board of Directors recommends a vote “FOR” the election of the nominees specified in Proposal 1 below and that you vote “FOR” the matter under Proposal 2 and “FOR” the matter described in Proposal 3.

		For	Against	Abstain
1.	Election of Directors
Brenton W. Hatch

Colleen Larkin Bell

Ryan W. Oviatt

Daren J. Shaw

Ronald R. Spoehel

2.	To approve the 2023 Equity Incentive Plan

3.	Ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Note: The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting or any and all adjournments thereof.
Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

APPENDIX B
PROFIRE ENERGY, INC.
2023 EQUITY INCENTIVE PLAN

Section 1.     Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock or cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)    “Board” shall mean the Board of Directors of the Company.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)    “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g)    “Company” shall mean Profire Energy, Inc., a Nevada corporation, and any successor corporation.

(h)    “Consultant” means any natural person engaged as a consultant or advisor by the Company or an Affiliate (as determined by the Committee) to render bona fide services to such entity and such services are not in connection with the sale of shares of Stock in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(i)    “Director” shall mean a member of the Board.

(j)    “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)    “Eligible Person” means any Employee, Consultant or Director. An Award may be granted to an Employee, Consultant or Director, in connection with hiring, retention or otherwise, prior to the date the Employee, Consultant or Director first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the Employee, Consultant or Director first performs such services.

(l)    “Employee” means any person, including officers and Directors, employed by the Company or an Affiliate (as determined by the Committee). Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(m)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(o)    “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(p)    “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(q)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(r)    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)    “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)    “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(u)    “Plan” shall mean the Profire Energy, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(v)    “Prior Stock Plan” shall mean the Profire Energy, Inc. 2014 Equity Incentive Plan, as amended from time to time.

(w)    “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)    “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z)    “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(aa)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(bb)    “Share” or “Shares” shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(cc)    “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code and the final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(dd)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration

(a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)    Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

(d)    Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.     Shares Available for Awards

(a)    Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 6,000,000 (the authorized net increase of Shares in connection with the adoption of the Plan), (ii) 119,834 (the remaining Shares available for future awards under the Prior Stock Plan as of April 25, 2023), and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after April 25, 2023, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan in accordance with the share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, and all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(b)    Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.

(c)    Adjustments. In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)    Award Limitations Under the Plan.

(i)    Limitation for Options, SARs and Performance Awards Denominated in Shares. No Eligible Person may be granted any Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 750,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)     Limit on Awards to Non-Employee Directors. Directors who are not also employees of the Company or an Affiliate may not be granted Awards in any calendar year of more than 200,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.     Awards

(a)    Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions (each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option) and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)    Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
(A)    Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.
(B)    Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)     Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)    The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 6,000,000.

(B)    Notwithstanding a designation for a grant of Options as Incentive Stock Options, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options. For purposes of this Section, Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted and calculation will be performed in accordance with Section 422 of the Code and Treasury Regulations promulgated thereunder.

(C)     All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)    Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)    The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.
(F)    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(v)    Automatic Exercise of Options. Notwithstanding the foregoing, unless otherwise set forth in an Award Agreement, if on the last day of the term of an Option the Fair

Market Value of one Share exceeds the option exercise price per Option and the Option is exercisable but has not been exercised, the Option shall be deemed to have been exercised to the extent it was exercisable on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

(b)    Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) and the automatic exercise provisions in Section 6(a)(v) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)    Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)    Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)    Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)    Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)    General.

(i)    Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)    Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)    Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)    Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)    Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)    Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)    Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)    Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.     Amendment and Termination; Corrections

(a)    Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)    amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)    amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting,

expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)    make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)    amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)    require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)    increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)    increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;

(iv)    permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(vi) of the Plan;

(v)    permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)    increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)    Corporate Transactions. In the event of any change in control event, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a “Corporate Transaction”, the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)    either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the gain that would have been attained upon the exercise of the Award or realization of the Participant’s rights or (B) the replacement of the Award with other rights or property of comparable value selected by the Committee or the Board, in its sole discretion;

(ii)    that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)    that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)    that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)    Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

(a)    No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)    Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)    Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)    No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)    No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)    Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)    Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)    Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.     Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.    Effective Date of the Plan

The Plan was adopted by the Board on April 25, 2023. Awards may be granted under the Plan on and after the date the Plan was adopted by the Board, subject, however, to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on June 14, 2023; provided, that, no Award shall be exercisable, vested or settled until such stockholder approval is obtained; provided, further, that any Awards granted prior to such stockholder meeting shall be forfeited if such stockholder approval is not obtained. On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.     Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate, on April 25, 2033 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.